UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                  CURENT REPORT

    Pursuant  to  Section  13  OR  15(d) of the Securities Exchange Act of 1934

                                 August 5, 2004
                                 Date of Report
                        (Date of earliest reported event)

                          Sentry Technology Corporation
             (Exact name of registrant as specified in its chapter)

          Delaware                 1-12727               96-11-3349733
    (State  or  other           (Commission              (IRS  Employer
     jurisdiction  of            File  Number)            Identification
       incorporation)                                        number)

1881  Lakeland  Avenue,  Ronkonkoma,  New  York                   11779
 (Address  of  principal  executive  offices)                  (Zip Code)

                                  631-232-2100
                 Registrant's telephone number, including area code


                                      None
         (Former name or former address, if changed since last report )



             INFORMATION  TO  BE  INCLUDED  IN  THE  REPORT

Item  5.  Other  Events.

     A copy of each of the Company's News Releases issued on August 5, and August 9, 2004 are filed as exhibits to this report and are incorporated in this report by reference.

Item  7.  Financial  Statements  and  Exhibits.

Exhibit  99.1          Company  News  Release  dated  August  5,  2004
Exhibit  99.2          Company  News  Release  dated  August  9,  2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Sentry  Technology  Corporation

Date:  August  __,  2004                    /s/ Peter J. Mundy
                                          -------------------------------------
                                            Peter J.  Mundy, VP and CFO





EXHIBIT  INDEX

Exhibit 99.1  -- Company  News  Release  dated  August  5,  2004.
Exhibit 99.2  -- Company News Release dated August 9, 2004





Exhibit 99.1

NEWS  RELEASE                         CONTACT:     Peter  L.  Murdoch
                                                   ID  Security  Systems
                                                   (416)  674-4788  x107
                                                   peterm@idsystems.ca
                                                   -------------------


           CHECKPOINT SYSTEMS & ID SYSTEMS SETTLE ANTITRUST LITIGATION

TORONTO, August 5, 2004 -- ID Security Systems Canada Inc. (ID Systems), a wholly owned subsidiary of Sentry Technology Corporation (OTC Bulletin Board:
SKVY), announced today the settlement of its antitrust lawsuit against Checkpoint Systems Inc. (Checkpoint). Checkpoint will pay ID Systems $19,950,000 to settle all issues related to the suit. As provided when Sentry purchased ID Systems, the proceeds of the settlement will be distributed to former shareholders of ID Systems, after payment of litigation fees and expenses. The agreement includes mutual releases between the parties for complaints arising from activities prior to the date of the agreement, except for any contractual obligations and any future claims for patent, copyright or trademark infringement. The agreement is not an acknowledgement of any wrongdoing or liability by either party. A Stipulation of Dismissal will be filed with the Third Circuit Court of Appeals to finally conclude the legal proceedings. ID Systems' lead counsel is Rudolph Garcia, Esquire. Mr. Garcia, a partner at the Philadelphia office of Saul Ewing LLP, has extensive experience in cases involving large commercial claims.

Sentry Technology Corporation designs, manufactures, sells and installs a complete line of Radio Frequency (RF) and Electro-Magnetic (EM) EAS systems and Closed Circuit Television (CCTV) solutions. The CCTV product line features the proprietary SentryVision SmartTrack patented traveling Surveillance System. The Company's products are used by retailers to deter shoplifting and internal theft and by industrial and institutional customers to protect assets and people. The Company's acquisition of ID Systems expands the Company's product offering to include proximity Access Control and Radio Frequency Identification (RFID) solutions. For further information, please visit our website at www.sentrytechnology.com.

Checkpoint Systems Inc. is a provider of EAS and RFID systems, source tagging, barcode labeling systems, hand-held labeling systems and retail merchandise systems.

                                       ###

This press release may include information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include those matters disclosed in the Company's Securities and Exchange Commission filings.

SOURCE:  ID  Security  Systems  Canada  Inc.

-------------------------------------------------------------------------------

Exhibit 99.2

                               [GRAPHIC  OMITED]

                               [GRAPHIC  OMITED]

                                                               News  Release



FOR  IMMEDIATE  RELEASE                    CONTACT:     Peter  Murdoch
-----------------------                                 President  &  CEO
                                                        (631)  739-2000


             SENTRY TECHNOLOGY TO RECEIVE $1,400,000 CASH INJECTION

          RONKONKOMA, New York, August 9, 2004, -- Sentry Technology Corporation (OTC Bulletin Board: SKVY) announced today that its wholly owned subsidiary, ID Security Systems Canada Inc. (ID Systems), is the beneficiary of funds resulting from contractual relations entered into prior to the purchase of ID Systems by Sentry. Approximately $1,400,000 will flow to the benefit of Sentry and its subsidiaries through the repayment of debt incurred by Dialoc ID Holdings B.V. prior to the ID Systems acquisition, reimbursement of litigation expenses and the sale of common stock to Saburah Investments Inc. The stock sale represents approximately $640,000 of the total amount received by Sentry and is a result of a previous agreement between Sentry and Saburah Investments Inc. as part of Sentry's recent acquisition of ID Systems. Sentry will issue approximately 4.8 million common shares to Saburah Investments Inc. The price per share is equal to 80% of the average closing price for Sentry stock for the 20 days prior to August 5, 2004.

          "Sentry is pleased to be receiving this additional cash infusion," said Peter L. Murdoch, President and CEO of Sentry Technology Corporation. "Our Company is now well positioned to execute its business plan as this additional capital will help grow the business and meet the operational needs of the Company for the foreseeable future."

          Sentry Technology Corporation designs, manufactures, sells and installs a complete line of Radio Frequency (RF) and Electro-Magnetic (EM) EAS systems and Closed Circuit Television (CCTV) solutions. The CCTV product line features the SentryVision SmartTrack system, a proprietary, patented traveling Surveillance System. The Company's products are used by retailers to deter shoplifting and internal theft and by industrial and institutional customers to protect assets and people. The Company's acquisition of ID Systems expands the Company's product offering to include library security and management tools, proximity Access Control and Radio Frequency Identification (RFID) solutions. For further information, please visit our website at www.sentrytechnology.com.

                                      # # #

This press release may include information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include those matters disclosed in the Company's Securities and Exchange Commission filings.